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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 15, 2003
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                          Doral Financial Corporation
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            (Exact name of registrant as specified in this charter)

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
         Puerto Rico                             0-17224                          66-0312162
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
(State or other jurisdiction of            (Commission File No.)      (IRS Employer Identification No.)
incorporation)
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1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico         00920-2717
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:    (787) 474-6700
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1159 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico  00920-2717
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(Former address)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On October 8, 2003, Doral Financial Corporation issued a press release announcing that the Company's Board of Directors had declared a three-for-two stock split on the Company's common stock. The Board of Directors also voted to increase the quarterly dividend on the common stock. In addition, the Company announced that effective December 31, 2003, Richard F. Bonini, Senior Executive Vice President and Chief Financial Officer would be retiring as an executive officer of the Company. Effective January 1, 2004, Mr. Bonini's position as Chief Financial Officer will be filled by Mr. Ricardo Molendez, Executive Vice President and Chief Accounting Officer of the Company since 1995.

         A copy of the press release is attached hereto as an Exhibit (99.1).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c) Exhibits

    99.1         Doral Financial Corporation press release dated October 15,
2003.

    99.2         Doral Financial Corporation press release dated October 15,
2003.

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 15, 2003 Doral Financial Corporation issued a press release announcing the unaudited earnings result for the third quarter and first nine months of 2003, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference. The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99.2, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             DORAL FINANCIAL CORPORATION



                                             By:       /s/ Mario S. Levis
                                                 -------------------------------
                                                         Mario S. Levis
                                                      Senior Executive Vice
                                                     President and Treasurer



Date: October 16, 2003



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